SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):         July 18, 2005



                          THE L.S. STARRETT COMPANY
             (Exact name of registrant as specified in its charter)


          Massachusetts                 1-367              04-1866480
  (State or Other Jurisdiction       (Commission         (IRS Employer
        of Incorporation)            File Number)      Identification No.)



                  121 CRESCENT STREET, ATHOL, MASSACHUSETTS  01331
                (Address of principal executive offices)  (Zip Code)



Registrant's telephone number:   978-249-3551



          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)[_]   Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)
[_]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[_]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))











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Item 8.01  Other Events


The L.S.Starrett Company announced that it has changed the record date for its October 12, 2005 annual meeting of Stockholders to August 17, 2005 from the previously announced date of July 29, 2005.





                                 SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE L.S. STARRETT COMPANY


Date:  July 18, 2005             By:    s/ RANDALL J.HYLEK__________________
                                 Name:  Randall J. Hylek
                                 Title: Treasurer and Chief Financial Officer






































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